DESCRIPTION OF BUSINESS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES	12 Months Ended
Dec. 31, 2025
Organization, Consolidation and Presentation of Financial Statements [Abstract]
DESCRIPTION OF BUSINESS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES	DESCRIPTION OF BUSINESS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Description of Business—Paramount Skydance Corporation is a global media and entertainment company with a portfolio that includes Paramount Pictures, Paramount Television, CBS, CBS News, CBS Sports, Nickelodeon, MTV, BET, Comedy Central, Showtime, Paramount+, Pluto TV, and Skydance's animation, interactive/games, and sports divisions. During 2025, the Company was comprised of three segments: TV Media, Direct-to-Consumer, and Filmed Entertainment. In the first quarter of 2026, we transitioned our reporting structure into three new segments: Studios, Direct-to-Consumer, and TV Media and began reporting under this new structure in our Quarterly Report on Form 10-Q for the first quarter of 2026. Under the new segment structure, our Studios segment reflects the combination of the historical Filmed Entertainment segment with the historical TV Media studio operations, consolidating our content creation activities. Additionally, our premium cable channel, Paramount+ with Showtime, which was previously under the TV Media segment, is now managed under the Direct-to-Consumer segment (see Note 17).
References to “Paramount,” the “Company,” “we,” “us” and “our” refer to Paramount Skydance Corporation and its consolidated subsidiaries, unless the context otherwise requires.

The NAI Transaction—On August 7, 2025 (the “Closing Date”), pursuant to a purchase and sale agreement dated July 7, 2024, certain affiliates of investors in Skydance Media, LLC (“Skydance”), comprised of entities controlled by the Ellison Family (as defined below), and affiliates of RedBird Capital Partners (collectively the “NAI Equity Investors”), purchased all of the outstanding equity interests of Paramount Global’s controlling stockholder, National Amusements, Inc. (“NAI”) from the shareholders of NAI (the “NAI Transaction”).

The Transactions—Also on the Closing Date, following the completion of the NAI Transaction and pursuant to the Transaction Agreement dated as of July 7, 2024, Paramount Global and Skydance became wholly-owned subsidiaries of Paramount Skydance Corporation (the transactions contemplated by the Transaction Agreement, the “Transactions”). Paramount Skydance Corporation, formerly known as New Pluto Global, Inc., was formed on June 3, 2024, to consummate the Transactions and was a wholly-owned direct subsidiary of Paramount Global until, through a series of mergers, it became the holding company of Paramount Global and Skydance as part of the Transactions.

Concurrent with the NAI Transaction, the NAI Equity Investors and certain other affiliates of investors in Skydance made an investment of $6.0 billion into Paramount Skydance Corporation (the “PIPE Transaction”) in exchange for 400 million newly issued shares of Class B common stock of Paramount Skydance Corporation (“Paramount Skydance Corporation Class B Common Stock”) for a purchase price of $15.00 per share, and the NAI Equity Investors also received warrants to purchase 200 million shares of Paramount Skydance Corporation Class B Common Stock at an initial exercise price of $30.50 per share (subject to customary anti-dilution adjustments), which expire five years after issuance. $4.45 billion of the PIPE Transaction investment was used to fund the cash-stock election discussed below and $1.52 billion of cash was provided to the Company.

The Transactions also included: (1) a transaction pursuant to which each outstanding Skydance membership unit held by Skydance investors and each Skydance Phantom Unit was converted into the right to receive the applicable portion of 316.7 million shares of Paramount Skydance Corporation Class B Common Stock (313.8 million shares after reduction in connection with certain tax withholding requirements), and (2) a cash-stock election offered to holders of Paramount Global common stock pursuant to which (a) shares of Paramount Global Class A Common Stock held by stockholders other than NAI or its subsidiaries were converted, at the stockholders’ election, into the right to receive either $23.00 in cash (“Class A Cash Consideration”) or 1.5333 shares of Paramount Skydance Corporation Class B Common Stock (“Class A Stock Consideration”), and (b)
shares of Paramount Global Class B Common Stock held by stockholders other than NAI or its subsidiaries, the NAI Equity Investors and certain other affiliates of investors in Skydance referred to above were converted, at the stockholders’ election, into the right to receive either $15.00 in cash (“Class B Cash Consideration”), subject to proration, or one share of Paramount Skydance Corporation Class B Common Stock (“Class B Stock Consideration”). The shares of Paramount Class A Common Stock held by NAI and its subsidiaries converted into shares of Class A common stock, par value $0.001 per share. Shares of Paramount Global Class A Common Stock for which elections to receive Class A Cash Consideration or Class A Stock Consideration were not made or were validly revoked were automatically converted into Class A Stock Consideration. Shares of Paramount Global Class B Common Stock for which elections to receive Class B Cash Consideration were not made or were validly revoked were converted automatically into one share of Paramount Skydance Corporation Class B Common Stock. See Note 13.

Shares of Paramount Skydance Corporation Class B Common Stock now trade on the Nasdaq Stock Market LLC (“Nasdaq”) under the ticker symbol “PSKY.” All shares of Paramount Global Class A Common Stock and Class B Common Stock have been delisted from Nasdaq and have been cancelled and cease to exist.

Holders of shares of Class A common stock of Paramount Skydance Corporation (“Paramount Skydance Corporation Class A Common Stock”) are entitled to one vote per share with respect to all matters on which the holders of Paramount Skydance Corporation common stock are entitled to vote. Holders of Paramount Skydance Corporation Class B Common Stock do not have voting rights. Following the closing of the Transactions and the NAI Transaction, NAI, which was renamed Harbor Lights Entertainment, Inc., and its subsidiaries held 100.0% of the Paramount Skydance Corporation Class A Common Stock. Accordingly, entities controlled by the Ellison Family (as defined below) indirectly hold approximately 77.5% of the Paramount Skydance Corporation Class A Common Stock through their collective approximate 77.5% ownership interest in Harbor Lights Entertainment, Inc., and as a result the Ellison Family is the controlling stockholder of Paramount. For the purpose of determining the controlling ownership of Paramount, the Ellison family is comprised of Lawrence Ellison and David Ellison (the “Ellison Family”). David Ellison is the son of Lawrence Ellison, and Lawrence Ellison and David Ellison are accordingly considered immediate family members. The Ellison Family either individually or through ownership of various entities are collectively the ultimate parent of Paramount (“Ultimate Parent”).

Pushdown of Ultimate Parent’s Basis—At the time Paramount Global and Skydance became subsidiaries of Paramount Skydance Corporation, the Ellison Family controlled both Paramount Global and Skydance, and as a result, this transaction has been accounted for as a transaction between entities under common control. As a transaction between entities under common control, the net assets were combined at the Ultimate Parent’s basis, which for Paramount Global was deemed to be the estimated fair value as of August 7, 2025, the date of the closing of the NAI Transaction, which was the point at which the Ellison Family obtained control of Paramount Global (see Note 2). As a result, the net assets of Paramount Global were recorded at their fair value as of this date. Since the net assets of Skydance were already at the Ultimate Parent’s basis, no adjustment to the fair value of net assets was necessary, and Skydance was combined with Paramount Global’s net assets at the Ultimate Parent’s basis as of this date.

Our consolidated financial statements and footnote disclosures are presented in distinct periods to indicate the pushdown of the Ultimate Parent’s basis, which resulted in a new basis of accounting. The periods prior to the closing of the Transactions include only Paramount Global and are identified as “Predecessor,” and the periods beginning on August 7, 2025 reflect Paramount Skydance Corporation and are identified as “Successor.” Due to the application of pushdown accounting, the results of operations, financial position and cash flows are not comparable between the Successor and Predecessor periods. Paramount Global has been identified as the predecessor entity to Paramount Skydance Corporation based on the relative size and fair value of Paramount
Global and Skydance, and the fact that Paramount Global was an existing publicly traded company prior to the completion of the Transactions. No single factor was the sole determinant in the overall conclusion that Paramount Global is the predecessor; rather all factors were considered in arriving at such conclusion.

Warner Bros. Offer—On December 8, 2025, we announced a cash tender offer for all of the outstanding shares of Series A Common Stock, par value $0.01 per share (the “Warner Bros. Shares”), of Warner Bros. Discovery, Inc., a Delaware corporation (“Warner Bros.”), at $30.00 per Warner Bros. Share (the “Offer”).

The Offer is subject to several conditions and is scheduled to expire on March 2, 2026, unless further extended. On December 22, 2025, we amended the Offer to include an irrevocable personal guarantee from Lawrence Ellison of the equity financing for the Offer and any damages payable by us. On February 10, 2026, we further amended the Offer to provide for a $0.25 per Warner Bros. Share in cash ticking fee for every quarter the transaction does not close beyond December 31, 2026, and a prepayment of the $2.8 billion termination fee payable by Warner Bros. to Netflix, Inc., a Delaware corporation (“Netflix”), upon termination of the merger agreement between Warner Bros. and Netflix. On January 22, 2026, we filed preliminary proxy materials with the U.S. Securities and Exchange Commission (“SEC”) to solicit Warner Bros. stockholders to vote against the Netflix transaction and related proposals at the special meeting of Warner Bros. stockholders, and on February 17, 2026, we filed definitive proxy materials related thereto.
On February 24, 2026, we submitted a revised proposal to the Warner Bros. Board that included an increased purchase price of $31.00 per Warner Bros. Share, accelerated the timing of the daily ticking fee of $0.25 per Warner Bros. Share per quarter to commence after September 30, 2026, and increased the regulatory termination fee payable by us to $7.0 billion if the transaction does not close due to regulatory matters. On the same date, the Warner Bros. Board determined that our revised proposal could reasonably be expected to lead to a “Company Superior Proposal” as defined in the Netflix merger agreement, although no final determination has been made as to whether our proposal is superior to the Netflix merger.
We have secured commitments for debt financing of up to $57.5 billion and equity commitments from entities controlled by the Ellison Family and affiliates of RedBird Capital Partners of $46.6 billion.

Discontinued Operations—Simon & Schuster, which was sold during the fourth quarter of 2023 (Predecessor), is presented as a discontinued operation in our consolidated financial statements for all periods presented (see Note 19).

Principles of Consolidation—The consolidated financial statements include the accounts of the Predecessor or Successor for the applicable periods, and their subsidiaries in which a controlling interest is maintained and variable interest entities (“VIEs”) where we are considered the primary beneficiary, after the elimination of intercompany transactions. Controlling interest is determined by majority ownership interest and the absence of substantive third party participating rights.  Investments over which we have a significant influence, without a controlling interest, are accounted for under the equity method. For these investments, our proportionate share of net earnings or loss of the entity is recorded in “Equity in loss of investee companies, net of tax” on the Consolidated Statements of Operations.

Reclassifications—Certain amounts reported for prior periods have been reclassified to conform to the current year’s presentation.

Use of Estimates—The preparation of our financial statements in conformity with accounting principles generally accepted in the United States (“U.S. GAAP” or “GAAP”) requires management to make estimates, judgments and assumptions that affect the reported amounts of assets and liabilities, the disclosures of contingent assets and liabilities as of the date of the financial statements, and the reported amounts of revenues and expenses during the periods presented. We base our estimates on historical experience and on various other assumptions that are believed to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities that are not readily apparent from other sources. Actual results may vary from these estimates under different assumptions or conditions.

Business Combinations—We generally account for business combinations using the acquisition method of accounting. Under the acquisition method, once control is obtained of a business, 100% of the assets, liabilities and certain contingent liabilities acquired, as well as amounts attributed to noncontrolling interests, are recorded at fair value. Any transaction costs are expensed as incurred.

Cash and Cash Equivalents—Cash and cash equivalents consist of cash on hand and highly liquid investments with maturities of three months or less at the date of purchase, including money market funds, U.S. Treasury bills, and bank time deposits.

Programming Inventory—We produce and acquire rights to programming to exhibit on our broadcast and cable networks, streaming services and broadcast television stations, and in theaters. We also produce programming for third parties. Costs for internally-produced and licensed programming inventory, including prepayments for such costs, are recorded within the non-current portion of “Programming and other inventory” on the Consolidated Balance Sheets. Prepayments for the rights to air sporting and other live events that are expected to be expensed over the next 12 months are classified within the current portion of “Programming and other inventory” on the Consolidated Balance Sheets.

Costs incurred to produce television programs and feature films (which include direct production costs, production overhead, acquisition costs and development costs) are capitalized when incurred and amortized over the projected life of each television program or feature film. Costs incurred to acquire television series and feature film programming rights, including advances, are capitalized when the license period has begun and the program is accepted and available for airing and amortized over the shorter of the license period or the period in which an economic benefit is expected to be derived.

In addition, production inventory is reduced by contributions from co-production partners, as applicable, and tax incentives earned for qualified production spending in certain U.S. states and international locations. As a result, the benefit of these items will be recognized through reduced amortization over the life of the related content. Included in “Prepaid expenses and other current assets” and “Other assets” on the Consolidated Balance Sheet at December 31, 2025 (Successor) were receivables for production tax incentives of $0.9 billion and $1.2 billion, respectively.

We categorize our capitalized production and programming costs based on the expected predominant monetization strategy throughout the life of the content. Our programming that is expected to be predominantly monetized through its initial distribution on third-party platforms is considered individually monetized and our programming that is expected to be predominantly monetized on our networks and streaming services or through licensing together with other programming, is considered to be monetized as part of a film group. The predominant monetization strategy is determined when capitalization of production costs commences and is reassessed if there is a significant change to the expected future monetization strategy. This reassessment will include an assessment of the monetization strategy throughout the entire life of the programming.

For internally-produced television programs and feature films that are predominantly monetized on an individual basis, we use an individual-film-forecast computation method to amortize capitalized production costs and to accrue estimated liabilities for participations and residuals over the applicable title’s life cycle based upon the ratio of current period revenues to estimated remaining total gross revenues to be earned (“Ultimate Revenues”) for each title. The estimate of Ultimate Revenues impacts the timing of amortization of capitalized production costs and expensing of participations and residual costs.

For television programming, our estimate of Ultimate Revenues includes revenues to be earned within 10 years from the delivery of the first episode, or, if still in production, five years from the delivery of the most recent episode, if later. These estimates are based on the past performance of similar television programs in a market, the performance in the initial markets and future firm commitments to license programs.

For feature films, our estimate of Ultimate Revenues includes revenues from all sources that are estimated to be earned within 10 years from the date of a film’s initial release. Prior to the release of feature films, we estimate Ultimate Revenues based on the historical performance of similar content and pre-release market research (including test market screenings), as well as factors relating to the specific film, including the expected number of theaters and markets in which the original content will be released, the genre of the original content and the past box office performance of the lead actors and actresses. Upon a film’s initial release, we update our estimate of Ultimate Revenues based on actual and expected future performance. Our estimates of revenues from succeeding windows and markets are revised based on historical relationships to theatrical performance and an analysis of current market trends. For acquired television and film libraries, our estimate of Ultimate Revenues includes revenues to be earned within 20 years from the date of acquisition. Ultimate Revenue estimates are periodically reviewed and adjustments, if any, will result in changes to inventory amortization rates and estimated accruals for residuals and participations.

Film development costs that have not been set for production are expensed within three years unless they are abandoned earlier, in which case these projects are written down to their estimated fair value in the period the decision to abandon the project is determined.

Game development costs are capitalized once the game reaches technological feasibility and amortized upon its release over the expected life of the game. Unamortized capitalized game development costs are reported in “Programming and other inventory” on the Consolidated Balance Sheets.

For programming that is predominantly monetized as part of a film group, capitalized costs are amortized based on an estimate of the timing of our usage of and benefit from such programming. The costs of programming rights licensed under multi-year sports programming agreements are capitalized if the rights payments are made before the related economic benefit has been received and amortized over the period in which an economic benefit is expected to be derived based on the relative value of the events broadcast by us during a period in relation to the estimated total value of the events over the term of the sports programming agreement.

For content that is predominantly monetized on an individual basis, a television program or feature film is tested for impairment when events or circumstances indicate that its fair value may be less than its unamortized cost. Content that is predominantly monetized within a film group is assessed for impairment at the film group level and would similarly be tested for impairment if circumstances indicate that the fair value of the film group is less than its unamortized costs. If the carrying value of a film group or individual television program or feature film exceeds the estimated fair value, an impairment charge will then be recorded in the amount of the difference. A change in the monetization strategy of content, whether monetized individually or as part of a film group, will result in a reassessment of the predominant monetization strategy and may trigger an assessment of the content for impairment. Any resulting impairment test will be performed either at the individual level or at the film group level where the future cash flows will be generated, as appropriate. In addition, unamortized costs for internally-produced or licensed programming that has been abandoned are written off.

Television and feature film programming and production costs, including inventory amortization, development costs, residuals and participations and impairment charges that occur as part of our normal operations are included within “Operating expenses” on the Consolidated Statements of Operations.

In the fourth quarter of 2025 (Successor), in connection with a review of our content portfolio following the closing of the Transactions, we decided to abandon certain Skydance content, principally development projects, and accordingly recorded programming charges. In 2024 and 2023 (Predecessor), we incurred programming charges as a result of major strategic changes to our content strategy. These programming charges are included within “Programming charges” on the Consolidated Statements of Operations (see Note 4).

Property and Equipment—Property and equipment is stated at cost.  Depreciation is calculated using the straight-line method over estimated useful lives as follows:

Buildings and building improvements	10 to 40 years
Leasehold improvements	Shorter of lease term or useful life
Equipment and other (including finance leases)	3 to 20 years

Costs associated with repairs and maintenance of property and equipment are expensed as incurred.

Investments—Investments over which we have a significant influence, without a controlling interest, are accounted for under the equity method. Equity investments for which we have no significant influence are measured at fair value where a readily determinable fair value exists. Equity investments that do not have a readily determinable fair value are measured at cost less impairment, if any, and adjusted for observable price changes. Gains and losses resulting from changes in the fair value of equity investments are recorded in “Gain (loss) from investments” on the Consolidated Statements of Operations. We monitor our investments for impairment and reduce the carrying value of the investment if we determine that an impairment charge is required based on qualitative and quantitative information. Our investments are included in “Other assets” on the Consolidated Balance Sheets.

Change in Accounting Estimate—FCC licenses were historically classified as indefinite-lived intangible assets. However, as a result of sustained declines in industry projections, including in long-term growth rate assumptions, during the third quarter of 2025 we reassessed this classification and determined that FCC licenses would be classified as finite-lived intangible assets. Accordingly, we began amortizing FCC licenses on a straight-line basis over a period of 30 years. As of December 31, 2025 (Successor), the unamortized FCC licenses balance was $2.47 billion, which was included within “Intangible assets, net” on the Consolidated Balance Sheet.

Impairment of Long-Lived Assets—We assess our long-lived assets, including finite-lived intangible assets, for impairment whenever there is an indication that the carrying amount of the asset group may not be recoverable.  Recoverability of these asset groups is determined by comparing the forecasted undiscounted cash flows expected to be generated by these asset groups to their net carrying value. If the carrying value is not recoverable, the amount of impairment charge, if any, is measured by the difference between the net carrying value and the estimated fair value of the assets. Intangible assets with finite lives, which as of December 31, 2025 (Successor) primarily consist of FCC licenses, trade names, affiliate relationships, and subscriber relationships are amortized using the straight-line method over their estimated useful lives, which range from 2 to 30 years.
Goodwill —Goodwill is allocated to various reporting units, which are at or one level below our operating segments. Goodwill is not amortized but tested for impairment on an annual basis and between annual tests if events occur or circumstances change that would more likely than not reduce the fair value of the reporting unit below its carrying amount. If the carrying value of the reporting unit exceeds its fair value, an impairment charge is recognized (see Note 5).

Guarantees—At the inception of a guarantee, we recognize a liability for the fair value of an obligation assumed by issuing the guarantee. The related liability is subsequently reduced as utilized or extinguished and increased if there is a probable loss associated with the guarantee which exceeds the value of the recorded liability.

Treasury Stock—Treasury stock is accounted for using the cost method. Retirements of treasury stock are reflected as a reduction to additional paid-in capital.
Fair Value Measurements—Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants. The framework for measuring fair value provides a hierarchy that prioritizes the inputs to valuation techniques used in measuring fair value. Level 1 is based on publicly quoted prices for the asset or liability in active markets. Level 2 is based on inputs that are observable other than quoted market prices in active markets, such as quoted prices for the asset or liability in inactive markets or quoted prices for similar assets or liabilities. Level 3 is based on unobservable inputs reflecting our own assumptions about the assumptions that market participants would use in pricing the asset or liability. Certain assets and liabilities, including foreign currency hedges and deferred compensation liabilities, are measured and recorded at fair value on a recurring basis. Other assets and liabilities, including television and film production costs, lease assets, goodwill, intangible assets, and equity-method investments, are recorded at fair value only if an impairment charge is recognized. Impairment charges, if applicable, are generally determined using discounted cash flows, which is a Level 3 valuation technique.

Derivative Financial Instruments—Derivative financial instruments are recorded on the Consolidated Balance Sheets as assets or liabilities and measured at fair value. For derivatives designated as hedges of the fair value of assets or liabilities, the changes in fair value of both the derivatives and the hedged items are recorded in “Other items, net” on the Consolidated Statements of Operations. For derivatives designated as cash flow hedges, the effective portion of the changes in fair value of the derivatives is recorded in “Accumulated other comprehensive income (loss)” on the Consolidated Balance Sheets and subsequently recognized in net earnings when the hedged items are recognized.

Pension and Postretirement Benefits—The service cost component of net benefit cost for our pension and postretirement benefits is recorded on the same line items on the Consolidated Statements of Operations as other compensation costs of the related employees. All of the other components of net benefit cost are presented separately from the service cost component and below the subtotal of operating income in “Other items, net” on the Consolidated Statements of Operations.

Other Liabilities—Other liabilities consist primarily of the noncurrent portion of residual liabilities of previously disposed businesses, long-term income tax liabilities, deferred compensation and other employee benefit accruals.
Revenues
Revenue is recognized when control of a good or service is transferred to a customer. Control is considered to be transferred when the customer has the ability to direct the use of and obtain substantially all of the remaining benefits of that good or service.

Advertising Revenues—Advertising revenues are recognized when the advertising spots are aired on television or streamed or displayed on digital platforms. Advertising spots are typically sold as part of advertising campaigns consisting of multiple commercial units. If a contract includes a guarantee to deliver a targeted audience rating or number of impressions, the delivery of the advertising spots that achieve the guarantee represents the performance obligation to be satisfied over time and revenues are recognized based on the proportion of the audience rating or impressions delivered to the total guaranteed in the contract. Audience ratings and impressions are determined based on data provided by independent third-party companies. To the extent the amounts billed exceed the amount of revenue recognized, such excess is deferred until the guaranteed audience ratings or impressions are delivered. For contracts that do not include impressions guarantees, the individual advertising spots are the performance obligation and consideration is allocated among the individual advertising spots based on relative standalone selling price. Advertising contracts, which are generally short-term, are billed monthly, with payments due shortly after the invoice date.

Affiliate and Subscription Revenues—Affiliate and subscription revenues are principally comprised of affiliate fees we receive from distributors for their carriage of our cable networks (“cable affiliate fees”) and television stations (“retransmission fees”); affiliate fees received from third-party television stations for their affiliation with the CBS Television Network (“reverse compensation”); and subscription fees for our subscription streaming services. Costs incurred for advertising, marketing and other services provided to us by cable, satellite and other distributors that are in exchange for a distinct service are recorded as expenses. If a distinct service is not received, such costs are recorded as a reduction to revenues.

The performance obligation for our affiliate agreements is a license to our programming provided through the continuous delivery of live linear feeds and, for agreements with certain distributors, also includes a license to programming for video-on-demand viewing. Affiliate revenues are recognized over the term of the agreement as we satisfy our performance obligation by continuously providing our customer with the right to use our programming. For agreements that provide for a variable fee, revenues are determined each month based on an agreed upon contractual rate applied to the number of subscribers to our customer’s service. For agreements that provide for a fixed fee, revenues are recognized based on the relative fair value of the content provided over the term of the agreement. These agreements primarily include agreements with television stations affiliated with the CBS Television Network (“network affiliates”) for which fair value is determined based on the fair value of the network affiliate’s service and the value of our programming. For affiliate revenues, payments are generally due monthly. Subscription revenues to our streaming services are recognized evenly over the subscription period.

Theatrical Revenues—Theatrical revenue is earned from the theatrical distribution of our films during the exhibition period. Under these arrangements, revenues are recognized based on sales to the end customer.

Licensing and Other Revenues—Licensing and other revenues are principally comprised of fees from the licensing of the rights to exhibit our internally-produced television and film programming on various platforms in the secondary market after its initial exhibition on our owned or third-party platforms; license fees from content produced or distributed for third parties; home entertainment revenues, which primarily include revenues from the viewing of our content on a transactional basis through transactional video-on-demand (TVOD) and electronic sell-through services; fees from the use of our trademarks and brands for consumer products, recreation and live events; revenues from games and other interactive content; and revenues from studio rentals and production services.

For licenses of exhibition rights for internally-produced programming, each individual episode or film delivered represents a separate performance obligation and revenues are recognized when the episode or film is made available to the licensee for exhibition and the license period has begun. For license agreements that include delivery of content on one or more dates for a fixed fee, consideration is allocated based on the relative value of each episode or film, which is determined based on licenses for comparable content within the marketplace. Agreements to license programming are often long term, with collection terms ranging from one to five years.

When payment is due from a customer more than one year before or after revenue is recognized, we consider the contract to contain a significant financing component and the transaction price is adjusted for the effects of the time value of money. We do not adjust the transaction price for the time value of money if payment is expected within one year of recognizing revenues.

We also license our programming to distributors of transactional video-on-demand and similar services. Under these arrangements, our performance obligation is the delivery of our content to such distributors who then license our content to the end customer. Our revenues are determined each month based on a contractual rate applied to the number of licenses to the distributors’ end customers. Similarly, revenues earned from electronic sell-through services are recognized as each program is downloaded by the end customer.

Revenues associated with the licensing of our brands for consumer products, recreation, interactive games, and live events are generally determined based on contractual royalty rates applied to sales reported by the licensees. For consumer products and recreation arrangements that include minimum guaranteed consideration, revenue is recognized as sales occur by the licensee, if the sales-based consideration is expected to exceed the minimum guarantee, or ratably if it is not expected to exceed the minimum guarantee. For live events, we recognize revenue when the event is held.

We earn revenues from the distribution of content on behalf of third parties. We also have arrangements for the distribution or sale of our content by third parties. Under such arrangements, we determine whether revenues should be recognized based on the gross amount of consideration received from the customer or the net amount of revenue we retain after payment to the third party producer or distributor, based on an assessment of which party controls the good or service being transferred.

Revenue Allowances—Reserves for accounts receivable reflect our expected credit losses, which are estimated based on historical experience, as well as current and expected economic conditions and industry trends. Our allowance for credit losses was $10 million and $125 million at December 31, 2025 (Successor) and December 31, 2024 (Predecessor), respectively. The reduction to the allowance resulted from the adjustment of accounts receivable to its fair value at August 7, 2025 (see Note 2). The provision for doubtful accounts charged to expense was $10 million for the Successor period from August 7 - December 31, 2025 and $6 million, $39 million and $26 million for the Predecessor period from January 1 - August 6, 2025, and the years ended December 31, 2024 and 2023, respectively.
Contract Liabilities—A contract liability is recorded when consideration is received from a customer prior to fully satisfying a performance obligation in a contract. Our contract liabilities primarily consist of cash received related to advertising arrangements for which the required audience rating or impressions have not been delivered; consumer products arrangements with minimum guarantees; and content licensing arrangements under which the content has not yet been made available to the customer. These contract liabilities will be recognized as revenues when control of the related product or service is transferred to the customer. Contract liabilities are included within “Deferred revenues” and “Other liabilities” on the Consolidated Balance Sheets.
Collaborative Arrangements—Collaborative arrangements primarily consist of joint efforts with third parties to produce and distribute programming such as television series and live sporting events, including the agreement between us and Turner Broadcasting System, Inc. to telecast the NCAA Division I Men’s Basketball Championship (the “NCAA Tournament”), which runs through 2032. In connection with this agreement for the NCAA Tournament, advertisements aired on the CBS Television Network are recorded as revenues and our share of the program rights fees and other operating costs are recorded as operating expenses.

We also enter into collaborative arrangements with other studios to jointly finance and distribute film and television programming, under which each partner is responsible for distribution of the program in specific territories or distribution windows. Under these arrangements, our share of costs for co-productions are initially capitalized as programming inventory and amortized over the estimated economic life of the program. In such arrangements where we have distribution rights, all proceeds generated from such distribution are recorded as revenues and any participation profits due to third party collaborators are recorded as participation expenses. In co-production arrangements where third party collaborators have distribution rights, our net participating profits are recorded as revenues.

Amounts attributable to transactions arising from collaborative arrangements between participants were not material to the consolidated financial statements for any period presented.

Leases—Our leases are principally comprised of operating leases for office space, equipment, satellite transponders and studio facilities. We determine that a contract contains a lease if we obtain substantially all of the economic benefits of, and the right to direct the use of, an asset identified in the contract. For leases with terms greater than 12 months, we record a right-of-use asset and a lease liability representing the present value of future lease payments. The discount rate used to measure the lease asset and liability is determined at the beginning of the lease term using the rate implicit in the lease, if readily determinable, or our collateralized incremental borrowing rate. For those contracts that include fixed rental payments for both the use of the asset (“lease costs”) as well as for other occupancy or service costs relating to the asset (“non-lease costs”), we generally include both the lease costs and non-lease costs in the measurement of the lease asset and liability. We also own buildings and production facilities where we lease space to lessees.

Our leases generally have remaining terms of up to 13 years and often contain renewal options to extend the lease for periods of generally up to 10 years. For leases that contain renewal options, we include the renewal period in the lease term if it is reasonably certain that the option will be exercised. Lease expense and income for our operating leases are recognized on a straight-line basis over the lease term, with the exception of variable lease costs, which are expensed as incurred, and leases of assets used in the production of programming, which are capitalized in programming assets and amortized over the projected useful life of the related programming.

Advertising and Marketing—Advertising and marketing costs are expensed as incurred. We incurred total advertising and marketing expenses of $1.20 billion for the period from August 7 - December 31, 2025
(Successor) and $1.49 billion for the period from January 1 - August 6, 2025, $2.80 billion in 2024 (Predecessor) and $3.25 billion in 2023 (Predecessor).

Interest—Costs associated with the refinancing or issuance of debt, as well as debt discounts or premiums, are recorded as interest over the term of the related debt.

Income Taxes—The provision for/benefit from income taxes includes federal, state, local, and foreign taxes. We recognize the tax on global intangible low-taxed income, a U.S. tax on certain income earned by our foreign subsidiaries, within the provision for income taxes as a period cost when incurred. Deferred tax assets and liabilities are recognized for the estimated future tax effects of temporary differences between the financial statement carrying amounts and their respective tax basis. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the year in which the temporary differences are expected to be reversed. We evaluate the realizability of deferred tax assets and establish a valuation allowance when it is more likely than not that all or a portion of deferred tax assets will not be realized. Deferred tax assets and deferred tax liabilities are classified as noncurrent on the Consolidated Balance Sheets.

For tax positions taken in a previously filed tax return or expected to be taken in a future tax return, we evaluate each position to determine whether it is more likely than not that the tax position will be sustained upon examination, based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is subject to a measurement assessment to determine the amount of benefit to recognize in the Consolidated Statement of Operations and the appropriate reserve to establish, if any. If a tax position does not meet the more-likely-than-not recognition threshold, a tax reserve is established and no benefit is recognized.  A number of years may elapse before a tax return containing tax matters for which a reserve has been established is audited and finally resolved. We recognize interest and penalty charges related to the reserve for uncertain tax positions as income tax expense.

Foreign Currency Translation and Transactions—Assets and liabilities of subsidiaries with a functional currency other than the U.S. Dollar are translated into U.S. Dollars at foreign exchange rates in effect at the balance sheet date, while results of operations are translated at average foreign exchange rates for the respective periods. The resulting translation gains and losses are included as a separate component of stockholders’ equity in “Accumulated other comprehensive income (loss)” on the Consolidated Balance Sheets. Argentina has been designated as a highly inflationary economy during all periods presented. Transactions denominated in currencies other than the functional currency will result in remeasurement gains and losses, which are included in “Other items, net” on the Consolidated Statements of Operations.

Net Earnings (Loss) per Common Share—Basic net earnings (loss) per share (“EPS”) is based upon net earnings (loss) available to common stockholders divided by the weighted average number of common shares outstanding during the period. Net earnings (loss) available to common stockholders is calculated as net earnings (loss) from continuing operations or net earnings (loss), as applicable, adjusted to include a reduction for dividends recorded on Paramount Global’s 5.75% Series A Mandatory Convertible Preferred Stock (“Mandatory Convertible Preferred Stock”) in 2023 and 2024 prior to its automatic and mandatory conversion on April 1, 2024 into shares of Paramount Global Class B Common Stock. The final dividend on the Mandatory Convertible Preferred Stock was declared during the first quarter of 2024 and paid on April 1, 2024 (see Note 13).

Weighted average shares for diluted EPS reflect the effect of the assumed exercise of stock options and warrants, and vesting of restricted stock units (“RSUs”), restricted stock, or performance share units (“PSUs”) only in the periods in which such effect would have been dilutive. In periods prior to the preferred stock conversion described above, diluted EPS also reflected the effect of the assumed conversion of preferred stock, when dilutive, which included the issuance of common shares in the weighted average number of shares and excluded the above-mentioned preferred stock dividend adjustment to net earnings (loss) available to common stockholders.

The table below presents stock options, RSUs, restricted stock, and warrants excluded from the calculations of diluted EPS. In each period all outstanding stock options, RSUs, and warrants were excluded because their inclusion would have been antidilutive because we reported a net loss.

	Successor	Predecessor
	Period From August 7 - December 31,	Period From January 1 - August 6,	Year Ended December 31,
(in millions)	2025	2025	2024	2023
Stock options, restricted stock and RSUs	68	33	28	19
Warrants	200	—	—	—
Also excluded from the calculation of diluted EPS for the year ended December 31, 2024 (Predecessor) prior to the preferred stock conversion discussed above, was the effect of the assumed conversion of 10 million shares of Paramount Global’s Mandatory Convertible Preferred Stock into shares of common stock because the impact would have been antidilutive.
Because the impact of the assumed conversion of the Mandatory Convertible Preferred Stock would have been antidilutive, net loss from continuing operations and net loss used in our calculation of diluted EPS for each of the years ended December 31, 2024 and 2023 include a reduction for the preferred stock dividends recorded during the periods prior to the April 2024 conversion. The table below presents a reconciliation of net loss from continuing operations and net loss to the amounts used in the calculations of basic and diluted EPS.

Year Ended December 31,	2024	2023
Amounts attributable to the Parent:
Net loss from continuing operations	$(6,204)	$(1,284)
Preferred stock dividends	(14)	(58)
Net loss from continuing operations for basic and diluted EPS calculation	$(6,218)	$(1,342)

Amounts attributable to the Parent:
Net loss	$(6,190)	$(608)
Preferred stock dividends	(14)	(58)
Net loss for basic and diluted EPS calculation	$(6,204)	$(666)
Stock-based Compensation—We measure the cost of employee services received in exchange for an award of equity instruments based on the grant date fair value of the award. The cost is recognized over the vesting period during which an employee is required to provide service in exchange for the award.

Recently Adopted Accounting Pronouncements
Income Taxes
In 2025, we adopted ASU 2023-09, “Improvements to Income Tax Disclosure” on a prospective basis. This guidance impacted our annual income tax disclosures and requires enhancements to the effective tax rate reconciliation disclosure, including the presentation of both percentages and amounts, specific categories, and additional information for reconciling items meeting a quantitative threshold defined by the guidance.
Additionally, disclosure of income taxes paid, net of refunds received, must be disaggregated by federal, state and foreign taxes, with further disaggregation for individual jurisdictions that represent 5 percent or more of total income taxes paid, net of refunds received. See Note 15.
Accounting Pronouncements Not Yet Adopted
Disaggregation of Income Statement Expenses
In November 2024, the Financial Accounting Standards Board (“FASB”) issued guidance requiring disclosure in the notes to the financial statements of the disaggregation of relevant expense captions on the income statement into specified expense categories, including employee compensation, as well as disclosure of total selling expenses. The guidance is effective for us for the year ended December 31, 2027, and for all interim and annual periods thereafter, and may be applied either prospectively or retrospectively.
Internal-use Software Costs
In September 2025, the FASB issued updated guidance on the recognition and disclosure of internal-use software costs. This guidance eliminates capitalization based on software development stages and requires that capitalization of internal-use software development costs begin when (1) management has authorized and committed to funding the software project and (2) it is probable the project will be completed and the software will be used to perform its intended function. The guidance is effective for us for the year ended December 31, 2028, including interim periods within that year, and may be adopted prospectively, retrospectively, or using a modified transition approach for projects in process. We are currently evaluating the impact of this guidance on our consolidated financial statements.